Accrued Expenses - Summary of Accrued Expenses (Detail) - USD ($) $ in Thousands	Mar. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Summary of accrued expenses
Accrued clinical investigator expenses	$ 378	$ 309	$ 562
Accrued other compensation expenses	474	226	106
Other accrued expenses	857	419	266
Total accrued expenses	$ 1,709	$ 954	$ 934